                                                                    EXHIBIT 99.5

                               THE LIMITED, INC.
                        QUARTERLY FINANCIAL INFORMATION


NOTE: ADJUSTED RESULTS EXCLUDE TOO AND ANF

PERIOD                                                                1998                          1999
                                                                      ----                          ----
1.   Net Sales                                                                % Inc/(Dec)                        % Inc/(Dec)

1st Qtr                                                          2,008,077           9.7%           2,104,798           4.8%
Adjusted 1st Qtr                                                 1,791,590           6.7%           2,009,750          12.2%
2nd Qtr                                                          2,083,101           3.1%           2,267,821           8.9%
Adjusted 2nd Qtr                                                 1,986,250           6.6%           2,180,957           9.8%
3rd Qtr                                                          1,999,862          -3.4%           2,064,105           3.2%
Adjusted 3rd Qtr                                                 1,903,142           4.0%           2,022,640           6.3%
4th Qtr                                                          3,255,871          -0.4%           3,286,610           0.9%
Adjusted 4th Qtr                                                 3,132,651           6.5%           3,286,610           4.9%

Year                                                             9,346,911           1.7%           9,723,334           4.0%
Adjusted Year                                                    8,813,633           6.0%           9,499,957           7.8%
6 Mos                                                            4,091,178           6.3%           4,372,619           6.9%
Adjusted 6 Mos                                                   3,777,840           6.7%           4,190,707          10.9%
9 Mos                                                            6,091,040           2.9%           6,436,724           5.7%
Adjusted 9 Mos                                                   5,680,982           5.8%           6,213,347           9.4%

2. Net Sales- Apparel                                                         % Inc/(Dec)                         % Inc/(Dec)

1st Qtr                                                            973,044           4.6%           1,063,228            9.3%
2nd Qtr                                                          1,057,520           6.6%           1,077,704            1.9%
3rd Qtr                                                          1,135,581           4.0%           1,170,214            3.0%
4th Qtr                                                          1,501,884           2.1%           1,474,182           -1.8%

Year                                                             4,668,029           4.1%           4,785,528            2.5%
6 Mos                                                            2,030,564           5.6%           2,140,932            5.4%
9 Mos                                                            3,166,145           5.1%           3,311,146            4.6%

3.   Cost of Goods Sold, Occupancy and Buying Costs                          (% of Sales)                       (% of Sales)

1st Qtr                                                          1,426,422          71.0%           1,451,430          69.0%
Adjusted 1st Qtr                                                 1,284,034          71.7%           1,388,106          69.1%
2nd Qtr                                                          1,473,517          70.7%           1,540,174          67.9%
Adjusted 2nd Qtr                                                 1,408,413          70.9%           1,481,916          67.9%
3rd Qtr                                                          1,390,684          69.5%           1,393,856          67.5%
Adjusted 3rd Qtr                                                 1,323,834          69.6%           1,367,046          67.6%
4th Qtr                                                          2,085,028          64.0%           1,980,397          60.3%
Adjusted 4th Qtr                                                 2,008,248          64.1%           1,980,397          60.3%

Year                                                             6,375,651          68.2%           6,365,857          65.5%
Adjusted Year                                                    6,024,529          68.4%           6,217,465          65.4%
6 Mos                                                            2,899,939          70.9%           2,991,604          68.4%
Adjusted 6 Mos                                                   2,692,447          71.3%           2,870,022          68.5%
9 Mos                                                            4,290,623          70.4%           4,385,460          68.1%
Adjusted 9 Mos                                                   4,016,281          70.7%           4,237,068          68.2%

4.   Gross Income                                                            (% of Sales)                       (% of Sales)

1st Qtr                                                            581,655          29.0%             653,368          31.0%
Adjusted 1st Qtr                                                   507,556          28.3%             621,644          30.9%
2nd Qtr                                                            609,584          29.3%             727,647          32.1%
Adjusted 2nd Qtr                                                   577,837          29.1%             699,041          32.1%
3rd Qtr                                                            609,178          30.5%             670,249          32.5%
Adjusted 3rd Qtr                                                   579,308          30.4%             655,594          32.4%
4th Qtr                                                          1,170,843          36.0%           1,306,213          39.7%
Adjusted 4th Qtr                                                 1,124,403          35.9%           1,306,213          39.7%

Year                                                             2,971,260          31.8%           3,357,477          34.5%
Adjusted Year                                                    2,789,104          31.6%           3,282,492          34.6%
6 Mos                                                            1,191,239          29.1%           1,381,015          31.6%
Adjusted 6 Mos                                                   1,085,393          28.7%           1,320,685          31.5%
9 Mos                                                            1,800,417          29.6%           2,051,264          31.9%
Adjusted 9 Mos                                                   1,664,701          29.3%           1,976,279          31.8%

5.   General Administrative & Store Operating Expenses                       (% 0f Sales)                       (% of Sales)

1st Qtr                                                            507,208          25.3%             563,038          26.8%
Adjusted 1st Qtr                                                   443,737          24.8%             532,626          26.5%
2nd Qtr                                                            526,106          25.3%             587,371          25.9%
Adjusted 2nd Qtr                                                   496,789          25.0%             560,469          25.7%
3rd Qtr                                                            526,992          26.4%             576,055          27.9%
Adjusted 3rd Qtr                                                   504,170          26.5%             565,355          28.0%
4th Qtr                                                            726,611          22.3%             733,874          22.3%
Adjusted 4th Qtr                                                   700,950          22.4%             733,874          22.3%

                              THE LIMITED, INC.
                        QUARTERLY FINANCIAL INFORMATION


NOTE: ADJUSTED RESULTS EXCLUDE TOO AND ANF

PERIOD                                                              1998                             1999
                                                                    ----                             ----
Year                                                              2,286,917           24.5%     2,460,338           25.3%
Adjusted Year                                                     2,145,646           24.3%     2,392,324           25.2%
6 Mos                                                             1,033,314           25.3%     1,150,409           26.3%
Adjusted 6 Mos                                                      940,526           24.9%     1,093,095           26.1%
9 Mos                                                             1,560,306           25.6%     1,726,464           26.8%
Adjusted 9 Mos                                                    1,444,696           25.4%     1,658,450           26.7%

6.   Operating Income - Consolidated                                           (% of Sales)                  (% of Sales)

1st Qtr                                                             163,080            8.1%        90,330            4.3%
1st Qtr Excluding special and nonrecurring items                     74,447            3.7%        90,330            4.3%
Adjusted 1st Qtr Excluding special and nonrecurring items            63,819            3.6%        89,018            4.4%
2nd Qtr                                                           1,734,875           83.3%       127,201            5.6%
Adjusted 2nd Qtr Excluding special and nonrecurring item             81,048            4.1%       138,572            6.4%
3rd Qtr                                                              82,186            4.1%        94,194            4.6%
3rd Qtr Excluding special and nonrecurring items                     82,186            4.1%        94,194            4.6%
Adjusted 3rd Qtr Excluding special and nonrecurring items            75,138            3.9%        90,239            4.5%
4th Qtr                                                             444,232           13.6%       608,915           18.5%
4th Qtr Excluding special and nonrecurring items                    444,232           13.6%       572,339           17.4%
Adjusted 4th Qtr Excluding special and nonrecurring items           423,453           13.5%       572,339           17.4%

Year                                                              2,424,373           25.9%       920,640            9.5%
Year Excluding special and nonrecurring items                       684,343            7.3%       897,139            9.2%
Adjusted Year Excluding special and nonrecurring items              643,458            7.3%       890,168            9.4%
6 Mos                                                             1,897,955           46.4%       217,531            5.0%
Adjusted 6 Mos Excluding special and nonrecurring items             144,867            3.8%       227,590            5.4%
9 Mos                                                             1,980,141           32.5%       311,725            4.8%
Adjusted 9 Mos Excluding special and nonrecurring items             220,005            3.9%       317,829            5.1%

7.   Operating Income - Apparel                                                (% of Apparel Sales)          (% of Apparel Sales)

1st Qtr                                                             (19,854)          -1.9%         1,298            0.1%
2nd Qtr                                                             (50,973)          -4.4%       (11,362)          -1.1%
3rd Qtr                                                              (1,120)          -0.1%        22,540            1.9%
4th Qtr                                                              26,794            1.8%       119,252            8.1%

Year                                                                (45,153)          -1.0%       131,728            2.8%
6 Mos                                                               (70,827)          -3.2%       (10,064)          -0.5%
9 Mos                                                               (71,947)          -2.1%        12,476            0.4%

8.   Interest Expense                                                          (% of Sales)                  (% of Sales)

1st Qtr                                                              15,741            0.8%        16,790            0.8%
2nd Qtr                                                              16,414            0.8%        20,159            0.9%
3rd Qtr                                                              17,074            0.9%        20,412            1.0%
4th Qtr                                                              19,299            0.6%        20,936            1.0%

Year                                                                 68,528            0.7%        78,297            0.8%
6 Mos                                                                32,155            0.8%        36,949            0.8%
9 Mos                                                                49,229            0.8%        57,361            0.9%

                               THE LIMITED, INC.
                        QUARTERLY FINANCIAL INFORMATION


NOTE: ADJUSTED RESULTS EXCLUDE TOO AND ANF

PERIOD                                                                1998                           1999
                                                                      ----                           ----
9.   Other Income, Net                                                           (% of Sales)                   (% of Sales)

1st Qtr                                                               16,153             0.8%        15,331             0.7%
2nd Qtr                                                               15,595             0.7%        12,509             0.6%
3rd Qtr                                                               12,561             0.6%         9,655             0.5%
4th Qtr                                                               14,956             0.5%        13,542             0.4%

Year                                                                  59,265             0.6%        51,037             0.5%
6 Mos                                                                 31,748             0.8%        27,840             0.6%
9 Mos                                                                 44,309             0.7%        37,495             0.6%

10.  Minority Interest                                                           (% of Sales)                   (% of Sales)

1st Qtr                                                                8,833             0.4%         8,420             0.4%
Adjusted 1st Qtr                                                       7,836             0.4%         8,420             0.4%
2nd Qtr                                                               12,988             0.6%        14,069             0.6%
Adjusted 2nd Qtr                                                      12,805             0.6%        14,069             0.6%
3rd Qtr                                                                6,080             0.3%         6,077             0.3%
4th Qtr                                                               35,715             1.1%        44,057             1.3%

Year                                                                  63,616             0.7%        72,623             0.7%
Adjusted Year                                                         62,436             0.7%        72,623             0.8%
6 Mos                                                                 21,821             0.5%        22,489             0.5%
Adjusted 6 Mos                                                        20,641             0.5%        22,489             0.5%
9 Mos                                                                 27,901             0.5%        28,566             0.4%
Adjusted 9 Mos                                                        26,721             0.5%        28,566             0.5%

11.  Income Before Income Taxes                                                  (% of Sales)                   (% of Sales)

1st Qtr                                                              154,659             7.7%        80,451             3.8%
1st Qtr excluding special and nonrecurring items                      66,026             3.3%        80,451             3.8%
Adjusted 1st Qtr excluding special and nonrecurring items             56,395             3.1%        79,139             3.9%
2nd Qtr                                                            1,721,068            82.6%       105,482             4.7%
2nd Qtr excluding special and nonrecurring items                      69,671             3.3%       118,557             5.2%
Adjusted 2nd Qtr excluding special and nonrecurring items             67,424             3.4%       116,853             5.4%
3rd Qtr                                                               71,593             3.6%        88,362             4.3%
3rd Qtr excluding special items                                       71,593             3.6%        77,360             3.7%
Adjusted 3rd Qtr excluding special items                              64,545             3.4%        73,405             3.6%
4th Qtr                                                              404,174            12.4%       557,464            17.0%
4th Qtr excluding special and nonrecurring items                     404,174            12.4%       520,888            15.8%
Adjusted 4th Qtr excluding special and nonrecurring items            383,395            12.2%       520,888            15.8%

Year                                                               2,351,494            25.2%       831,759             8.6%
Year excluding special items                                         611,464             6.5%       797,256             8.2%
Adjusted Year excluding special items                                571,759             6.5%       790,285             8.3%
6 Mos                                                              1,875,727            45.8%       185,933             4.3%
6 Mos excluding special and nonrecurring items                       135,697             3.3%       199,008             4.6%
Adjusted 6 Mos excluding special and nonrecurring items              123,819             3.3%       195,992             4.7%
9 Mos                                                              1,947,320            32.0%       274,295             4.3%
9 Mos excluding special items                                        207,290             3.4%       276,368             4.3%
Adjusted 9 Mos excluding special items                               188,364             3.3%       269,397             4.3%


12.  Provision for Income Taxes                                                    (Tax Rate)                     (Tax Rate)

1st Qtr                                                               65,000            42.0%        35,000            43.5%
2nd Qtr                                                               33,000             1.9%        48,000            45.5%
3rd Qtr                                                               31,000            43.3%        47,000            53.2%
4th Qtr                                                              176,000            43.5%       241,000            43.2%

Year                                                                 305,000            13.0%       371,000            44.6%
6 Mos                                                                 98,000             5.2%        83,000            44.6%
9 Mos                                                                129,000             6.6%       130,000            47.4%

                              THE LIMITED, INC.
                        QUARTERLY FINANCIAL INFORMATION


NOTE: ADJUSTED RESULTS EXCLUDE TOO AND ANF

PERIOD                                                                 1998                          1999
                                                                       ----                          ----
13.  Net Income                                                                (% of Sales)                  (% of Sales)

1st Qtr                                                              89,659            4.5%        45,451            2.2%
1st Qtr excluding special and nonrecurring items                     36,026            1.8%        45,451            2.2%
Adjusted 1st Qtr excluding special and nonrecurring items            30,495            1.7%        44,639            2.2%
2nd Qtr                                                           1,688,068           81.0%        57,482            2.5%
2nd Qtr excluding special and nonrecurring items                     36,671            1.8%        65,557            2.9%
Adjusted 2nd Qtr excluding special and nonrecurring items            35,324            1.8%        64,553            3.0%
3rd Qtr                                                              40,593            2.0%        41,362            2.0%
3rd Qtr excluding special items                                      40,593            2.0%        43,360            2.1%
Adjusted 3rd Qtr excluding special items                             36,345            1.9%        41,405            2.0%
4th Qtr                                                             228,174            7.0%       316,464            9.6%
4th Qtr excluding special and nonrecurring items                    228,174            7.0%       294,888            9.0%
Adjusted 4th Qtr excluding special and nonrecurring items           215,795            6.9%       294,888            9.0%


Year                                                              2,046,494           21.9%       460,759            4.7%
Year excluding special items                                        341,464            3.7%       449,256            4.6%
Adjusted Year excluding special items                               317,959            3.6%       445,485            4.7%
6 Mos                                                             1,777,727           43.5%       102,933            2.4%
6 Mos excluding gain on special and nonrecurring items               72,697            1.8%       111,008            2.5%
Adjusted 6 Mos excluding special and nonrecurring items              65,819            1.7%       109,192            2.6%
9 Mos                                                             1,818,320           29.9%       144,295            2.2%
9 Mos excluding special items                                       113,290            1.9%       154,368            2.4%
Adjusted 9 Mos excluding special items                              102,164            1.8%       150,597            2.4%

14.  Net Income                                                                 % Inc/(Dec)                   % Inc/(Dec)

1st Qtr                                                              89,659          170.2%        45,451          -49.3%
1st Qtr excluding special and nonrecurring items                     36,026           30.6%        45,451           26.2%
Adjusted 1st Qtr excluding special and nonrecurring items            30,495           16.8%        44,639           46.4%
2nd Qtr                                                           1,688,068         5294.9%        57,482          -96.6%
2nd Qtr excluding special and nonrecurring items                     36,671           17.2%        65,557           78.8%
Adjusted 2nd Qtr excluding special and noncurring items              35,324           23.1%        64,553           82.7%
3rd Qtr                                                              40,593          -49.1%        41,362            1.9%
3rd Qtr excluding special items                                      40,593                        43,360            6.8%
Adjusted 3rd Qtr excluding special items                             36,345           24.7%        41,405           13.9%
4th Qtr                                                             228,174          238.3%       316,464           38.7%
4th Qtr excluding special and nonrecurring items                    228,174                       294,888           29.2%
Adjusted 4th Qtr excluding special and nonrecurring items           215,795           11.4%       294,888           36.7%

Year                                                              2,046,494          866.9%       460,759          -77.5%
Year Excluding special items                                        341,464            3.7%       449,256           31.6%
Adjusted Year excluding special items                               317,959           14.6%       445,485           40.2%
6 Mos                                                             1,777,727         2657.4%       102,933          -94.2%
6 Mos excluding special and nonrecurring items                       72,697           23.5%       111,008           52.7%
Adjusted 6 Mos excluding special and nonrecurring items              65,819           20.1%       109,192           65.9%
9 Mos                                                             1,818,320         1160.9%       144,295          -92.1%
9 Mos excluding special items                                       113,290           12.4%       154,368           36.3%
Adjusted 9 Mos excluding special items                              102,164           21.8%       150,597           47.4%

                               THE LIMITED, INC.
                       QUARTERLY FINANCIAL INFORMATION


NOTE: ADJUSTED RESULTS EXCLUDE TOO AND ANF

PERIOD                                                                 1998                       1999
                                                                       ----                       ----
15.  Diluted Earnings Per Share                                                 % Inc/(Dec)                   % Inc/(Dec)

1st Qtr                                                               $0.32          166.7%         $0.19          -40.6%
1st Qtr excluding special and nonrecurring items                      $0.13           26.0%         $0.19           46.2%
Adjusted 1st Qtr excluding special and nonrecurring items             $0.13           11.9%         $0.19           46.2%
2nd Qtr                                                               $6.94         6209.1%         $0.24          -96.5%
2nd Qtr excluding special and nonrecurring items                      $0.15           30.0%         $0.28           86.7%
Adjusted 2nd Qtr excluding special and nonrecurring items             $0.15           16.9%         $0.27           80.0%
3rd Qtr                                                               $0.17          -41.4%         $0.18            5.9%
3rd Qtr excluding special items                                       $0.17           14.7%         $0.19           11.8%
Adjusted 3rd Qtr excluding special items                              $0.15           22.6%         $0.18           20.0%
4th Qtr                                                               $0.97          304.2%         $1.41           45.4%
4th Qtr excluding special and nonrecurring items                      $0.97           14.9%         $1.31           35.1%
Adjusted 4th Qtr excluding special and nonrecurring items             $0.92            9.3%         $1.31           42.4%

Year                                                                  $8.29          976.6%         $2.00          -75.9%
Year excluding special items                                          $1.37           12.3%         $1.95           42.3%
Adjusted Year excluding special items                                 $1.35           10.9%         $1.93           42.8%
6 Mos                                                                 $6.80         2733.3%         $0.43          -93.7%
6 Mos excluding special and nonrecurring items                        $0.28           27.6%         $0.47           67.9%
Adjusted 6 Mos excluding special and nonrecurring items               $0.28           14.8%         $0.46           64.3%
9 Mos                                                                 $7.24         1266.0%         $0.62          -91.4%
9 Mos excluding special and nonrecurring items                        $0.45           21.7%         $0.66           46.7%
Adjusted 9 Mos excluding special items                                $0.44           17.8%         $0.65           47.7%


16.  Weighted Average Diluted Shares Outstanding

1st Qtr                                                             279,362                       235,547
Adjusted 1st Qtr                                                    232,287                       235,547
2nd Qtr                                                             243,079                       230,226
Adjusted 2nd Qtr                                                    234,802                       230,226
3rd Qtr                                                             231,052                       222,884
Adjusted 3rd Qtr                                                    231,052                       222,884
4th Qtr                                                             231,783                       222,471
Adjusted 4th Qtr                                                    231,783                       222,471

Year                                                                246,319                       227,782
Adjusted Year                                                       232,481                       227,782
6 Mos                                                               261,221                       232,887
Adjusted 6 Mos                                                      233,545                       232,887
9 Mos                                                               251,164                       229,552
Adjusted 9 Mos                                                      232,714                       229,552

17.  Weighted Average Shares Outstanding - No Dilution

1st Qtr                                                             273,838                       227,732
2nd Qtr                                                             236,132                       221,029
3rd Qtr                                                             227,313                       214,711
4th Qtr                                                             226,347                       214,855

                               THE LIMITED, INC.
                        QUARTERLY FINANCIAL INFORMATION


NOTE: ADJUSTED RESULTS EXCLUDE TOO AND ANF


PERIOD                                              1998                          1999
                                                    ----                          ----
18. Dividends per Share                                       % Inc/(Dec)                       %Inc/(Dec)

1st Qtr                                             0.13             8.3%              0.15           15.4%
2nd Qtr                                             0.13             8.3%              0.15           15.4%
3rd Qtr                                             0.13             8.3%              0.15           15.4%
4th Qtr                                             0.13             8.3%              0.15           15.4%

Year                                                0.52             8.3%              0.60           15.4%
6 Mos                                               0.26             8.3%              0.30           15.4%
9 Mos                                               0.39             8.3%              0.45           15.4%
